LORD ABBETT MUNICIPAL INCOME FUND, INC.

LORD ABBETT MUNICIPAL INCOME TRUST

SUPPLEMENT DATED SEPTEMBER 14, 2006 TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED FEBRUARY 1, 2006

1.  The section entitled “Investment Advisory and Other Services – Investment Managers” is replaced with the following:

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Daniel S. Solender heads the investment management team.  Peter Scott Smith is a senior team member of the National Fund, Insured Intermediate Fund, California Fund, Hawaii Fund, and Washington Fund.  Messrs. Solender and Smith are primarily and jointly responsible for the day-to-day management of these Funds.  Philip Fang is a senior team member of the Connecticut Fund, Minnesota Fund, Missouri Fund, New Jersey Fund, New York Fund, Texas Fund, Florida Fund, Georgia Fund, Michigan Fund, and Pennsylvania Fund.  Messrs. Solender and Fang are primarily and jointly responsible for the day-to-day management of these Funds.

The following table indicates for each Fund as of July 31, 2006:  (1) the number of other accounts managed by each investment manager who is primarily and jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets+)*
+ Total Assets are in Millions
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
California Fund	Daniel S. Solender	15 / $2,700.3	0 / $0.0	5,651 / $3,859.6
	Peter Scott Smith	5 / $1,603.9	0 / $0.0	0 / $0.0

Connecticut Fund	Daniel S. Solender	15 / $2,781.2	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $1,001.8	0 / $0.0	0 / $0.0

Hawaii Fund	Daniel S. Solender	15 / $2,789.7	0 / $0.0	5,651 / $3,859.6
	Peter Scott Smith	5 / $1,693.3	0 / $0.0	0 / $0.0

Minnesota Fund	Daniel S. Solender	15 / $2,827.7	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $1,048.4	0 / $0.0	0 / $0.0

Missouri Fund	Daniel S. Solender	15 / $2,718.2	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $938.9	0 / $0.0	0 / $0.0

National Fund	Daniel S. Solender	15 / $2,311.3	0 / $0.0	5,651 / $3,859.6
	Peter Scott Smith	5 / $1,214.9	0 / $0.0	0 / $0.0

New Jersey Fund	Daniel S.Solender	15 / $2,745.8	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $966.4	0 / $0.0	0 / $0.0

New York Fund	Daniel S. Solender	15 / $2,635.4	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $856.1	0 / $0.0	0 / $0.0

Texas Fund	Daniel S. Solender	15 / $2,798.8	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $1,019.5	0 / $0.0	0 / $0.0

Washington Fund	Daniel S. Solender	15 / $2,831.5	0 / $0.0	5,651 / $3,859.6
	Peter Scott Smith	5 / $1,735.0	0 / $0.0	0 / $0.0

Insured Intermediate Fund	Daniel S. Solender	15 / $2,864.5	0 / $0.0	5,651 / $3,859.6
	Peter Scott Smith	5 / $1,768.0	0 / $0.0	0 / $0.0

Florida Fund	Daniel S. Solender	15 / $2,805.7	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $1,026.4	0 / $0.0	0 / $0.0

Georgia Fund	Daniel S. Solender	15 / $2,763.6	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $984.2	0 / $0.0	0 / $0.0

Michigan Fund	Daniel S. Solender	15 / $2,803.1	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $1,023.8	0 / $0.0	0 / $0.0

Pennsylvania Fund	Daniel S. Solender	15 / $2,787.0	0 / $0.0	5,651 / $3,859.6
	Philip Fang	9 / $1,002.6	0 / $0.0	0 / $0.0

*  Included in the number of accounts and total assets are 0 accounts with respect to which the management fee is based on the performance of the account.

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Fund.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

2.  The section entitled “Investment Advisory and Other Services – Holdings of Investment Managers” is replaced with the following:

Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and jointly responsible for the day-to-day management of that Fund, as of September 13, 2006.  This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Portfolio
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
New Jersey Fund	Daniel S. Solender (1)		X
All Other Funds in Municipal Income Fund and Trust	Daniel S. Solender (1)	X

New York Fund	Philip Fang (2)		X
Connecticut, Minnesota, Missouri, New Jersey, Texas, Florida, Georgia, Michigan, and Pennsylvania Funds	Philip Fang (2)	X

National, Insured Intermediate, California, Hawaii, and Washington Funds	Peter Scott Smith	X

(1)    Mr. Solender recently became the head of the investment management team of all Funds comprising Municipal Income Fund and Municipal Income Trust.

(2)    Mr. Fang recently became jointly responsible for the day-to-day management of these Funds.